Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tully’s Coffee Corporation (the “Company”) on Form 10-K for the fiscal year ended April 3, 2005, as filed with the Securities and Exchange Commission on July 1, 2005 (the “Report”), I, Kristopher S. Galvin, Executive Vice President and Chief Financial Officer (principal accounting officer) of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ KRISTOPHER S. GALVIN
Kristopher S. Galvin Executive Vice President, and Chief Financial Officer (principal accounting officer) July 13, 2005